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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported)       October 16, 1995
                                                 --------------------------

                              II-VI INCORPORATED
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            (Exact name of registrant as specified in its charter)

  Pennsylvania                 0-16195                    25-1214948
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(State of other              (Commission               (I.R.S. Employer
 jurisdiction                File Number)              Identification No.)
of incorporation)

   375 Saxonburg Boulevard, Saxonburg, Pennsylvania            16056
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       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   412-352-4455
                                                 --------------------------

                             ___________________
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        (Former name or former address, if changed since last report.)




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Item 5.   Other Events

   The Registrant hereby incorporates by reference its Press Release dated October 16, 1995 which is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

   (c)  Exhibits.

    99.1      Press Release dated October 16, 1995           Filed herewith.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              II-VI Incorporated
                                      -----------------------------------
                                                  (Registrant)

     October 16, 1995                 By: /s/ James Martinelli
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         (Date)                          James Martinelli
                                         Treasurer and
                                         Director of Finance and Accounting



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                                EXHIBIT INDEX
                                -------------

   99.1       Press Release dated October 16, 1995          Filed herewith.